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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 8, 2007


                            HINES HORTICULTURE, INC.
                            ------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                   000-24439                 33-0803204
----------------------------    ------------------        ---------------------
(STATE OR OTHER JURISDICTION     (COMMISSION FILE          (IRS EMPLOYER
OF INCORPORATION)                NUMBER)                   IDENTIFICATION NO.)

                  12621 JEFFREY ROAD, IRVINE, CALIFORNIA 92620
                  --------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 559-4444



                                 NOT APPLICABLE
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2. BELOW):

( ) WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR
    230.425)

( ) SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT (17 CFR
    240.14A-12)

( ) PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE EXCHANGE
    ACT (17 CFR 240.14D-2(B))

( ) PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE EXCHANGE
    ACT (17 CFR 240.13E-4(C))

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ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

         On March 8, 2007, the syndication of the $100 million senior credit facility of Hines Nurseries, Inc. ("Hines Nurseries"), a direct subsidiary of Hines Horticulture, Inc. (the "Company"), was completed. This senior credit facility is evidenced by that certain Loan and Security Agreement (as amended, the "Loan Agreement"), dated January 18, 2007, by and among Hines Nurseries, Bank of America, N.A., as agent and a lender, Banc of America Securities LLC, as lead arranger and book manager, and the various financial institutions which may become a party thereto from time to time. The Loan Agreement was previously disclosed by the Company in a Form 8-K of the Company filed with the Securities and Exchange Commission on January 24, 2007.

         As a result of the completion of the syndication of the senior credit facility, pursuant to the terms of the Loan Agreement, a temporary limitation on availability was lifted. Accordingly, pursuant to the terms of the Loan Agreement, Hines Nurseries is able to borrow revolving loans in an aggregate amount equal to $100 million, subject to the borrowing base and other availability reserves determined in accordance with the Loan Agreement.

         On March 8, 2007, the aggregate amount of revolving loans outstanding under the Loan Agreement was approximately $26,040,000. In addition, on March 8, 2007, approximately $7,012,000 of letters of credit were outstanding under the Loan Agreement.

         The information and disclosures set forth in Items 1.01 and 2.03 of the Current Report on Form 8-K of the Company filed with the Securities and Exchange Commission on January 24, 2007 are incorporated herein by reference in their entirety.




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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 13, 2007                 HINES HORTICULTURE, INC.

                                        By: /s/ Claudia M. Pieropan
                                            ------------------------------------
                                            Claudia M. Pieropan
                                            Chief Financial Officer, Secretary
                                            and Treasurer